INVENTORIES	12 Months Ended
Dec. 31, 2017
INVENTORIES
INVENTORIES

7.    INVENTORIES

The breakdown of inventories is as follows:

	2016	2017
Components	299	447
SIM cards and blank prepaid vouchers	168	168
Others	164	69
Total	631	684
Provision for obsolescence
SIM cards and blank prepaid vouchers	(29)	(29)
Components	(18)	(24)
Others	(0)	(0)
Total	(47)	(53)
Net	584	631

Movements in the provision for obsolescence are as follows:

	2016	2017
Beginning balance	41	47
Provision recognized during the year	11	6
Inventory written off	(5)	—
Ending balance	47	53

The inventories recognized as expense and included in operations, maintenance and telecommunication service expenses as of December 31, 2015, 2016 and 2017 amounted to Rp1,937 billion, Rp2,105 billion, and Rp2,458 billion, respectively (Note 26).

Management believes that the provision is adequate to cover losses from decline in inventory value due to obsolescence.

Certain inventories of the subsidiaries amounting to Rp231 billion have been pledged as collateral under lending agreements (Note 17c).

As of December 31, 2016 and 2017, modules and components held by the Group with book value amounting to Rp199 billion and Rp143 billion, respectively, have been insured against fire, theft and other specific risks. Modules are recorded as part of property and equipment. Total sum insured as of December 31, 2016 and 2017 amounted to Rp220 billion and Rp256 billion, respectively.

Management believes that the insurance coverage is adequate to cover potential losses of inventories arising from the insured risks.